Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-123779 on Form N-1A of our reports dated July 25, 2012, relating to the financial statements and financial highlights of FDP Series, Inc., consisting of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund (formerly known as “Van Kampen Value FDP Fund”), and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc., (the “Corporation”), appearing in the Annual Report on Form N-CSR of the Funds for the year ended May 31, 2012. We also consent to the references to us under the headings “Financial Highlights” and “Fund and Service Providers” in the Prospectus and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 26, 2012